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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           March 27, 2000
                                                ------------------------------

BANK ONE CORPORATION
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(Exact name of registrant as specified in its charter)


Delaware                                001-15323              31-0738296
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(State or other jurisdiction           (Commission            (IRS Employer
    of incorporation)                  File Number)        Identification No.)


1 Bank One Plaza,  Chicago, IL                                     60670
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(Address of principal executive offices)                        (ZIP Code)


Registrant's telephone number, including area code   312-732-4000
                                                     ------------
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Item 5.  Other Events
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     On March 27, 2000, the Registrant issued a press release announcing its selection of a new chief executive officer. A copy of such press release is attached as Exhibit 99 to this Current Report on Form 8-K and incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(c)  Exhibits.

     Exhibit Number    Description of Exhibits
     --------------    -----------------------

     99 Registrant's March 27, 2000 Press Release regarding selection of its new chief executive officer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       BANK ONE CORPORATION
                                       ---------------------
                                       (Registrant)


Date:  March 27, 2000                  By:     /s/ M. Eileen Kennedy
      -----------------                   -------------------------------
                                          Title: Treasurer


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                                 EXHIBIT INDEX

Exhibit Number    Description of Exhibits

99                Registrant's March 27, 2000
                  Press Release regarding selection
                  of its new chief executive officer.

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